Income Taxes - Schedule of Deferred Taxes (Details) - USD ($)	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Income Taxes - Schedule Of Deferred Taxes Details
Total Deferred Tax Asset	$ 280,000	$ 1,200
Valuation Allowance	(280,000)	(1,200)
Total Net Deferred Tax Assets
Tax at US Statutory Rate	35.00%	35.00%
State Tax Rate (net of federal benefits)	5.00%	5.00%
Total Valuation Allowance	40.00%	40.00%